United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
February 12, 2019

Fidelity National Information Services, Inc.
(Exact name of Registrant as Specified in its Charter)

1-16427
(Commission File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)

(904) 438-6000
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On February 12, 2019, Fidelity National Information Services, Inc. issued a press release announcing financial results for the three months and year ended December 31, 2018. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information included in this Item 2.02, including the accompanying exhibits, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	Press release of Fidelity National Information Services, Inc. dated February 12, 2019 regarding financial results for the three months and year ended December 31, 2018.
99.2	Supplemental financial data

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.
Date: February 12, 2019	By:	/s/ James W. Woodall
		Name:	James W. Woodall
		Title:	Corporate Executive Vice President and Chief Financial Officer

Fidelity National Information Services, Inc.
Date: February 12, 2019	By:	/s/ Katy T. Thompson
		Name:	Katy T. Thompson
		Title:	Corporate Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release of Fidelity National Information Services, Inc. dated February 12, 2019 regarding financial results for the three months and year ended December 31, 2018.
99.2	Supplemental financial data